UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):    February 15, 2008 (February 11, 2008)
ALNYLAM PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, Massachusetts	02142

(Address of Principal Executive Offices)	(Postal Code)
Registrant’s telephone number, including area code:    (617) 551-8200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On February 11, 2008, the Board of Directors (the “Board”) of Alnylam Pharmaceuticals, Inc. (the “Company”) elected Edward M. Scolnick, M.D. as a Class III director with a term expiring at the annual meeting of stockholders to be held in 2010. In connection with his election to the Board, Dr. Scolnick received a stock option grant for 45,000 shares of common stock of the Company, vesting annually over three years, and will be compensated as a director pursuant to the Company’s compensation policy for non-employee directors, which is described in our Proxy Statement for the 2007 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    February 15, 2008

ALNYLAM PHARMACEUTICALS, INC.
By:	/s/ Patricia L. Allen
	Name:	Patricia L. Allen
	Title:	Vice President of Finance and Treasurer